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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 _______________


       Date of Report (Date of earliest event reported): JANUARY 21, 2002




                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



        DELAWARE                       000-22433                 75-2692967
 (State or other jurisdiction         (Commission              (IRS  Employer
      of incorporation)               File Number)           Identification No.)



                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS  78730
          (Address, including zip code, of principal executive offices)

     Registrant's telephone number, including area code:  (512) 427-3300


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Item  5.  OTHER  EVENTS.

     On January 16, 2002, the Registrant issued press release announcing the successful completion of the discovery well for its Providence Field in Matagorda County, Texas, the successful completion of two development wells in Home Run Field and the spud of its second development well at Triple Crown Field in Brooks County, Texas. The full text of the press release which is set forth in Exhibit 99.1 hereto, is filed and incorporated in this Report as if fully set forth herein.


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Item  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

         (c)   Exhibits

                    Item               Exhibit
                    ----               -------

                    99.1*              Press  Release  dated
                                       January  16,  2002.
_______
*  filed  herewith.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           BRIGHAM  EXPLORATION  COMPANY



Date:     January  21,  2002               By:  /s/  Curtis  F.  Harrell
                                                -----------------------------
                                                Curtis  F.  Harrell
                                                Executive  Vice  President  &
                                                Chief  Financial  Officer


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                                INDEX TO EXHIBITS


                    Item  Number               Exhibit
                    ------------               -------

                    99.1*                Press  Release  date
                                         January  16,  2002.


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